ThredUp Inc.
Second Quarter 2022 Supplemental Financials
Key Financial Metrics for the Quarter
•Revenue of $76.4 million
•vs. $60.0 million in Q2’FY 2021
•Growth of 27.5% Y/Y
•Record gross profit of $52.6 million
•vs. $44.1 million in Q2’FY 2021
•Growth of 19.3% Y/Y
•Gross margin of 68.9%
•vs. 73.6% in Q2’FY 2021
•GAAP net loss of $28.4 million
•vs. net loss $14.4 million in Q2’FY 2021
•Adjusted EBITDA loss of $13.5 million
•vs. loss of $9.0 million in Q2’FY 2021
•Adjusted EBITDA margin loss of 17.7%
•vs. loss of 15.1% in Q2’FY 2021
•Cash, cash equivalents, restricted cash and short-term marketable securities were $155.7 million at the quarter end
•Total quarter Active Buyers of 1.724 million
•vs. 1.341 million in Q2’FY 2021
•An increase of 28.6% Y/Y
•Total Orders of 1.704 million
•vs. 1.218 million in Q2’FY 2021
•An increase of 39.9% Y/Y
Conference Call and Webcast
•The live call is accessible in the U.S. and Canada at +1 888-394-8218 (code 5070223) and outside of the U.S. and Canada at +1 646-828-8193 (code 5070223).
•The live and archived webcast and all related earnings materials will be available at thredUP’s investor relations website: ir.thredup.com

Financial Outlook
For third quarter 2022, thredUP expects:
•Revenue in the range of $64 million to $66 million
•Gross margin in the range of 65% to 67%
•An adjusted EBITDA margin loss in the range of 18% to 16%
•Depreciation and amortization of approximately $3.9 million
•Stock-based compensation of approximately $7.7 million
•Weighted-average shares of approximately 100.4 million
For fourth quarter 2022, thredUP expects:
•Revenue in the range of $70 million to $72 million
•Gross margin in the range of 64% to 66%
•An adjusted EBITDA margin loss in the range of 10% to 8%
•Depreciation and amortization of approximately $4.3 million
•Stock-based compensation of approximately $7.7 million
•Weighted-average shares of approximately 101.3 million
For fiscal year 2022, thredUP expects:
•Revenue in the range of $283 million to $287 million
•Gross margin in the range of 67% to 69%
•An adjusted EBITDA margin loss in the range of 16% to 15%
•Depreciation and amortization of approximately $14.9 million
•Stock-based compensation of approximately $28.9 million

•Weighted-average shares of approximately 100.0 million

ThredUp Inc.
Condensed Consolidated Income Statements
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Revenue:
Consignment revenue	$34,914	$33,657	$34,211	$44,688	$48,597	$48,071	$44,758	$47,435	$48,536
Product revenue	12,421	13,275	9,222	10,992	11,362	15,203	28,121	25,260	27,885
Total revenue	47,335	46,932	43,433	55,680	59,959	63,274	72,879	72,695	76,421
Cost of revenue:
Cost of consignment revenue	8,297	7,984	9,087	10,832	10,687	10,080	10,257	10,049	10,218
Cost of product revenue	6,027	6,172	4,611	5,130	5,140	7,100	14,434	12,418	13,555
Total cost of revenue	14,324	14,156	13,698	15,962	15,827	17,180	24,691	22,467	23,773
Gross profit	33,011	32,776	29,735	39,718	44,132	46,094	48,188	50,228	52,648
Gross margin % of revenue	69.7%	69.8%	68.5%	71.3%	73.6%	72.8%	66.1%	69.1%	68.9%
Operating expenses:
Operations, product and technology	22,149	25,856	27,928	28,312	31,062	32,081	36,624	39,161	43,961
Marketing	10,898	10,614	10,252	15,446	15,957	16,941	15,281	16,978	19,640
Sales, general and administrative	6,438	6,891	7,802	10,638	10,999	12,569	14,608	14,664	17,380
Total operating expenses	39,485	43,361	45,982	54,396	58,018	61,591	66,513	70,803	80,981
Operating expenses % of revenue	83.4%	92.4%	105.9%	97.7%	96.8%	97.3%	91.3%	97.4%	106.0%
Operating loss	(6,474)	(10,585)	(16,247)	(14,678)	(13,886)	(15,497)	(18,325)	(20,575)	(28,333)
Operating loss % of revenue	(13.7)%	(22.6)%	(37.4)%	(26.4)%	(23.2)%	(24.5)%	(25.1)%	(28.3)%	(37.1)%
Interest and other (expense) income, net	(183)	(419)	(698)	(1,466)	(480)	799	437	(120)	(57)
Loss before provision for income taxes	(6,657)	(11,004)	(16,945)	(16,144)	(14,366)	(14,698)	(17,888)	(20,695)	(28,390)
Provision for income taxes	—	—	56	27	13	17	23	13	9
Net loss	$(6,657)	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)	$(17,911)	$(20,708)	$(28,399)
Net loss margin %	(14.1)%	(23.4)%	(39.1)%	(29.0)%	(24.0)%	(23.3)%	(24.6)%	(28.5)%	(37.2)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Adjusted EBITDA reconciliation:
GAAP net loss	$(6,657)	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)	$(17,911)	$(20,708)	$(28,399)
Add (deduct):
Depreciation and amortization	1,198	1,425	1,713	2,038	1,861	2,248	3,008	3,271	3,407
Stock-based compensation expense	1,966	1,649	2,279	3,498	2,896	2,995	3,570	3,523	10,058
Interest expense	224	368	440	559	573	619	524	423	238
Acquisition and offering related expenses	—	—	—	—	—	1,020	251	204	70
Restructuring charges	—	—	—	—	—	—	—	311	1,076
Change in value of preferred stock warrant	(1)	89	285	930	—	—	—	—	—
Provision for income taxes	—	—	56	27	13	17	23	13	9
Non-GAAP Adjusted EBITDA	$(3,270)	$(7,473)	$(12,228)	$(9,119)	$(9,036)	$(7,816)	$(10,535)	$(12,963)	$(13,541)
Adjusted EBITDA margin %	(6.9)%	(15.9)%	(28.2)%	(16.4)%	(15.1)%	(12.4)%	(14.5)%	(17.8)%	(17.7)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Operations, product and technology	$22,149	$25,856	$27,928	$28,312	$31,062	$32,081	$36,624	$39,161	$43,961
Marketing	10,898	10,614	10,252	15,446	15,957	16,941	15,281	16,978	19,640
Sales, general and administrative	6,438	6,891	7,802	10,638	10,999	12,569	14,608	14,664	17,380
Total operating expenses	39,485	43,361	45,982	54,396	58,018	61,591	66,513	70,803	80,981
Less: Total stock-based compensation	1,966	1,649	2,279	3,498	2,896	2,995	3,570	3,523	10,058
Total non-GAAP operating expenses	$37,519	$41,712	$43,703	$50,898	$55,122	$58,596	$62,943	$67,280	$70,923
Non-GAAP operating expenses as a % of revenue	79.3%	88.9%	100.6%	91.4%	91.9%	92.6%	86.4%	92.6%	92.8%

ThredUp Inc.
Stock-Based Compensation Details
(in thousands, unaudited)
Three Months Ended	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Stock-based compensation
Operations, product and technology	$870	$987	$1,167	$1,350	$984	$1,024	$883	$1,392	$3,970
Marketing	283	278	332	437	289	341	338	333	1,226
Sales, general and administrative	813	384	780	1,711	1,623	1,630	2,349	1,798	4,862
Total	$1,966	$1,649	$2,279	$3,498	$2,896	$2,995	$3,570	$3,523	$10,058

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Assets:
Current assets:
Cash and cash equivalents	$173,058	$160,912	$84,550	$68,597	$52,197
Marketable securities	57,382	100,762	121,277	115,189	96,326
Accounts receivable, net	1,545	1,895	4,136	2,971	3,368
Inventory, net	4,362	4,106	9,825	12,025	13,941
Other current assets	6,425	7,773	8,625	9,634	11,862
Total current assets	242,772	275,448	228,413	208,416	177,694
Operating lease right-of-use assets	21,272	20,455	39,340	42,937	49,420
Property and equipment, net	45,490	49,451	55,466	73,132	84,045
Goodwill	—	—	12,238	12,043	11,312
Intangible assets	—	—	13,854	12,942	11,522
Other assets	2,837	4,864	11,515	11,558	11,905
Total assets	$312,371	$350,218	$360,826	$361,028	$345,898
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$11,359	$8,407	$13,336	$19,529	$16,183
Accrued and other current liabilities	39,515	46,427	45,253	50,970	48,590
Seller payable	16,709	18,306	19,125	20,640	22,564
Operating lease liabilities, current	2,845	2,757	3,931	4,433	5,014
Current portion of long-term debt	7,746	7,757	7,768	7,780	7,791
Total current liabilities	78,174	83,654	89,413	103,352	100,142
Operating lease liabilities, non-current	20,029	19,225	36,997	42,030	51,497
Long-term debt, net of current portion	31,393	29,478	27,559	25,634	23,705
Other non-current liabilities	1,937	2,187	1,123	2,324	2,625
Total liabilities	131,533	134,544	155,092	173,340	177,969
Stockholders’ equity:
Common stock	9	10	10	10	10
Additional paid-in capital	463,582	513,124	522,161	526,533	537,760
Accumulated other comprehensive loss	(36)	(28)	(1,094)	(2,804)	(5,391)
Accumulated deficit	(282,717)	(297,432)	(315,343)	(336,051)	(364,450)
Total stockholder's equity	180,838	215,674	205,734	187,688	167,929
Total liabilities and stockholders’ equity	$312,371	$350,218	$360,826	$361,028	$345,898

ThredUp Inc.
Condensed Consolidated Cash Flows
(in thousands, unaudited)
Three Months Ended	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Cash flows from operating activities:
Net loss	$(14,379)	$(14,715)	$(17,911)	$(20,708)	$(28,399)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,861	2,248	3,008	3,271	3,407
Stock-based compensation expense	2,896	2,995	3,570	3,523	10,058
Reduction of the carrying amount of right-of-use assets	1,066	817	784	1,398	1,507
Changes in fair value of convertible preferred stock warrants and others	131	589	574	481	657
Changes in operating assets and liabilities:
Accounts receivable, net	181	(350)	(1,117)	1,143	(461)
Inventory, net	(880)	256	(2,154)	(2,313)	(2,390)
Other current and non-current assets	(2,907)	(1,356)	(1,606)	(2,162)	(2,637)
Accounts payable	(2,006)	(2,142)	297	1,601	353
Accrued and other current liabilities	3,387	5,911	(4,831)	4,912	(4,163)
Seller payable	1,515	1,597	490	1,521	1,944
Operating lease liabilities	(1,032)	(892)	(729)	539	2,063
Other non-current liabilities	—	—	(1,262)	115	(95)
Net cash used in operating activities	(10,167)	(5,042)	(20,887)	(6,679)	(18,156)
Cash flows from investing activities:
Purchases of marketable securities	(57,418)	(45,297)	(22,502)	—	(3,475)
Purchases of non-marketable equity investment	—	—	(3,750)	—	—
Acquisition of business, net of cash acquired	—	—	(23,581)	—	—
Purchase of property and equipment	(4,900)	(6,208)	(4,621)	(12,638)	(14,945)
Maturities of marketable securities	—	1,600	1,200	4,726	21,568
Net cash (used in) provided by investing activities	(62,318)	(49,905)	(53,254)	(7,912)	3,148
Cash flows from financing activities:
Proceeds from debt issuances	—	—	—	—	—
Repayment of debt	—	(2,000)	(2,000)	(2,000)	(2,000)
Proceeds from issuance of Class A common stock upon initial public offering and the follow-on offering, net of underwriting discounts and commissions	—	46,621	—	—	—
Stock issued under incentive and purchase plans, net of forfeitures	930	948	2,406	809	859
Payment of costs for the initial public offering and follow-on offering	(1,900)	(618)	(478)	—	—
Net cash (used in) provided by financing activities	(970)	44,951	(72)	(1,191)	(1,141)
Effect of exchange rate changes on cash and cash equivalents	—	—	(64)	(172)	(349)
Net decrease in cash, cash equivalents and restricted cash	(73,455)	(9,996)	(74,277)	(15,954)	(16,498)
Cash, cash equivalents and restricted cash:
Beginning of period	249,568	176,113	166,117	91,840	75,886
End of period	$176,113	$166,117	$91,840	$75,886	$59,388

About thredUP
thredUP is transforming resale with technology and a mission to inspire a new generation of consumers to think secondhand first. By making it easy to buy and sell secondhand, thredUP has become one of the world's largest online resale platforms for women's and kids' apparel, shoes and accessories. Sellers love thredUP because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With thredUP’s Resale-as-a-ServiceⓇ (“RaaSⓇ”), some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. thredUP has processed over 125 million unique secondhand items from 35,000 brands across 100 categories. By extending the life cycle of clothing, thredUP is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the third quarter and full year of 2022; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of the COVID-19 pandemic and inflation on consumer behavior and our business; our investments in technology and infrastructure; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or restructuring activities; the success of our RaaSⓇ model and the timing and plans for future RaaSⓇ clients; and our ability to attract new Active Buyers.
The forward-looking statements contained in this financial supplement are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q that will be filed following this financial supplement. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing thredUP’s views as of any date subsequent to the date of this financial supplement.
Additional information regarding these and other factors that could affect thredUP's results is included in thredUP’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Operating Metrics
An Active Buyer is a thredUP buyer who has made at least one purchase in the last twelve months. A thredUP buyer is a customer who has created an account in our marketplace. A thredUP buyer is identified by a unique email address and a single person could have multiple thredUP accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplace, including through our RaaSⓇ partners, in a given period, net of cancellations.

Non-GAAP Financial Measures
This financial supplement contains non-GAAP financial measures: Adjusted EBITDA and Adjusted EBITDA margin. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA and Adjusted EBITDA margin, non-GAAP measures, are useful in evaluating our operating performance. We use Adjusted EBITDA and Adjusted EBITDA margin to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA and Adjusted EBITDA margin, when taken collectively with our GAAP results, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA and Adjusted EBITDA margin is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from a similarly-titled non-GAAP measure used by other companies.
A reconciliation is provided above for Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, depreciation and amortization, stock-based compensation expense, interest expense, acquisition and offering related expenses, restructuring charges, change in fair value of convertible preferred stock warrant liability and provision for income taxes.
Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA to net loss. thredUP is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to net loss because certain items are out of thredUP’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. However, for the third quarter of 2022 and full year 2022, depreciation and amortization is expected to be $3.9 million and $14.9 million, respectively. In addition, for the third quarter of 2022 and full year 2022, stock-based compensation expense is expected to be $7.7 million and $28.9 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss being materially less than is indicated by the currently estimated Adjusted EBITDA margin.